UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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NORTHSTAR HEALTHCARE INCOME, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To the Stockholders of NorthStar Healthcare Income, Inc.:
It is our pleasure to invite you to the 2015 annual meeting of stockholders of NorthStar Healthcare Income, Inc., a Maryland corporation. The annual meeting will be held at 399 Park Avenue, 18th Floor, New York, New York 10022 on June 25, 2015, beginning at 9:00 a.m., local time.
The enclosed materials include a notice of meeting, a proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2014.
It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.
We look forward to receiving your proxy and seeing you at the meeting.

Sincerely,	Sincerely,
/s/ DANIEL R. GILBERT	/s/ RONALD J. JEANNEAULT
Daniel R. Gilbert	Ronald J. Jeanneault
Executive Chairman	Chief Executive Officer and President

April 28, 2015
New York, New York

____________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 25, 2015
____________________________
To the Stockholders of NorthStar Healthcare Income, Inc.:
The 2015 annual meeting of stockholders, or the annual meeting, of NorthStar Healthcare Income, Inc., a Maryland corporation, or the Company, will be held at 399 Park Avenue, 18th Floor, New York, New York 10022 on June 25, 2015, beginning at 9:00 a.m., local time. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

1)
a proposal to elect as directors the five individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified;

2)	a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
This notice is accompanied by the Company’s proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2014. This notice is being mailed to you on or about May 1, 2015.
Stockholders of record at the close of business on April 2, 2015 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these methods. If you determine to mail us your proxy, please complete, date and sign the proxy card as soon as possible and return it promptly in the envelope provided, which requires no postage if mailed in the United States. Your vote is very important. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,
/s/ RONALD J. LIEBERMAN Ronald J. Lieberman Executive Vice President, General Counsel and Secretary
April 28, 2015
New York, New York

NorthStar Healthcare Income, Inc.
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
____________________________
PROXY STATEMENT
____________________________
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 25, 2015

i

GENERAL INFORMATION ABOUT THE MEETING
This proxy statement and the accompanying proxy card and Notice of Annual Meeting of Stockholders are provided in connection with the solicitation of proxies by and on behalf of the board of directors, or our Board, of NorthStar Healthcare Income, Inc., a Maryland corporation, for use at the 2015 annual meeting of stockholders to be held on June 25, 2015, beginning at 9:00 a.m., local time and any postponements or adjournments thereof. “We,” “our,” “us” and “the Company” each refers to NorthStar Healthcare Income, Inc. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to NorthStar Healthcare Income Operating Partnership, LP.
We were formed to acquire, originate and asset manage a diversified portfolio of equity, debt and securities investments in healthcare real estate, directly or through joint ventures, with a focus on the mid-acuity senior housing sector, which we define as assisted living, memory care, skilled nursing and independent living facilities. We may also invest in equity and debt investments in other healthcare property types, including medical office buildings, hospitals and rehabilitation facilities. In addition, we may also acquire healthcare-related securities.
We are externally managed and have no employees. Prior to June 30, 2014, we were managed by an affiliate of NorthStar Realty Finance Corp. (NYSE: NRF), or NorthStar Realty. Effective June 30, 2014, NorthStar Realty spun-off its asset management business into a separate publicly traded company, NorthStar Asset Management Group Inc. (NYSE:NSAM), our Sponsor. Our Sponsor and its affiliates were organized to provide asset management and other services to us, NorthStar Realty, other sponsored public non-traded companies and any other companies our Sponsor and its affiliates may manage in the future, both in the United States and internationally. Concurrent with the spin-off, an affiliate of our Sponsor, NSAM J-NSHC Ltd, or our Advisor, entered into a new advisory agreement with us, pursuant to which our Advisor agreed to manage our day-to-day operations on terms substantially similar to those set forth in our prior advisory agreement with NorthStar Healthcare Income Advisor, LLC, or our prior advisor.
The mailing address of our executive office is 399 Park Avenue, 18th Floor, New York, New York 10022. This proxy statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are first being mailed to holders of our common stock on or about May 1, 2015. Stockholders of record at the close of business on April 2, 2015 are entitled to notice of and to vote at the annual meeting. Our common stock is the only security entitled to vote at the annual meeting. In this proxy statement, we refer to the shares of our common stock entitled to vote at the annual meeting as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2014.
When you return the enclosed proxy card, you are authorizing a proxy to vote your shares of common stock at the annual meeting as you instruct, unless you return the proxy with no instruction. In this case, the individuals designated as proxies to vote your shares of common stock at the annual meeting, Daniel R. Gilbert, Ronald J. Jeanneault and Ronald J. Lieberman, will vote FOR the election of each of the five director nominees and FOR the ratification of Grant Thornton LLP, or Grant Thornton, as our independent registered public accounting firm for the fiscal year ending December 31, 2015. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.
Grant Thornton, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our Annual Report on Form 10-K, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission, or SEC. A representative of Grant Thornton is expected to be present at the annual meeting, will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.
Matters to be Considered and Voted Upon at the Annual Meeting
At the annual meeting, our stockholders will consider and vote upon:

1)
a proposal to elect as directors the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified;

2)	a proposal to ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the solicitation of proxies by mail, proxies may be solicited by directors and officers, without additional remuneration, by personal interview, telephone, electronic communications or otherwise. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock held of record as of the close of business on April 2, 2015 and will reimburse them for their reasonable out-of-pocket expenses for forwarding the materials.
We have retained Boston Financial Data Services, Inc., or Boston Financial, to assist us in the distribution of proxy materials and the solicitation of proxies. We estimate that we will pay Boston Financial fees and expenses of approximately $50,000 plus reasonable out-of-pocket expenses to solicit proxies incurred in connection with their services, which include the review of proxy materials; distribution of proxy materials; operating online and phone voting systems; and receipt of executed proxies.
Stockholders Entitled To Vote
As of the close of business on April 2, 2015, there were 112,354,245 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 2, 2015 are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof.
Abstentions and Broker Non-Votes
If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, proxies submitted by a broker for your shares will be considered to be “broker non-votes” with respect to any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Your bank, broker or other nominee does not have discretionary authority to vote your shares for Proposal No. 1, the election of directors. Your bank, broker or other nominee does have discretionary authority to vote your shares for Proposal No. 2, the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Abstentions and broker non-votes, if any, will be counted as present at the annual meeting for the purpose of determining a quorum.
Required Quorum/Vote
A quorum will be present if stockholders entitled to cast at least 50% of all the votes entitled to be cast at the annual meeting are present, in person or by proxy. If you hold your shares in your own name as holder of record and return a valid proxy, authorize your proxy by mail, telephone or Internet or attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the annual meeting to a date not more than 120 days after the original record date without notice other than announcement at the annual meeting.
Election of the director nominees named in Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of each of the director nominees named in Proposal No. 1. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any one or more of them. A vote “withheld” or a broker non-vote, if any, will have the same effect as a vote against that nominee.
Ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2015, as specified in Proposal No. 2, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. If this selection is not ratified by holders of our voting securities, our Board’s Audit Committee, or our Audit Committee, may, but need not, reconsider its appointment and endorsement. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, Proposal No. 2 because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

If the enclosed proxy is properly executed and returned to us in time to be voted at the annual meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

1)
FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified;

2)	FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.
As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.
Voting
If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may authorize a proxy to vote your shares of our voting securities by either visiting our electronic voting site at www.2voteproxy.com/ns3, by calling our toll‑free voting number at 1-800-830-3542 or you may vote your shares in person at the annual meeting. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes.
If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker, bank or other nominee to obtain a legal proxy card and bring it to the annual meeting in order to vote.
Right to Revoke Proxy
If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy through any of the following methods:

•	send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022;

•	sign and mail a new, later‑dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting;

•	visit our electronic voting site at www.2voteproxy.com/ns3;

•	call our toll-free voting number at 1-800-830-3542 and follow the instructions provided; or

•	attend the annual meeting and vote your shares in person, although attendance at the annual meeting will not by itself constitute revocation of a proxy.
Only the most recent proxy vote will be counted and all others will be disregarded notwithstanding the method by which the proxy was authorized. If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy.
Copies of Annual Report to Stockholders
A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2014 is being mailed to stockholders entitled to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Annual Report and Quarterly Reports
We make available free of charge through our website at www.northstarreit.com/healthcare under the heading “Investor Relations—SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Householding Information
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2014 to multiple stockholders with the same last name and address, or if we reasonably believe they are members of the same family residing at the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2014, please request a copy in writing from NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel or by phone by calling 212-547-2600 and a copy will be provided to you promptly.
If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our General Counsel in writing at the following address: NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, or by phone by calling 212-547-2600.
If you are a stockholder who received multiple copies of our proxy materials or our Annual Report to Stockholders for the fiscal year ended December 31, 2014, you may request householding by contacting us in the same manner above.
Voting Results
DST Systems, Inc., or DST, our transfer agent, will have a representative present at the annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.
Confidentiality of Voting
We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election, DST, to examine these documents, except as necessary to meet applicable legal requirements.
Recommendations of our Board
Our Board recommends a vote:

1)
FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified;

2)	FOR the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.
BOARD OF DIRECTORS
General
Our Board presently consists of five members. At the annual meeting, stockholders will vote on the election of Messrs. Daniel R. Gilbert, James F. Flaherty III, Daniel J. Altobello, Gregory A. Samay and Jack F. Smith, Jr., for a term ending at the 2016 annual meeting of stockholders and until their successors are duly elected and qualified.

The director nominees listed below are leaders in business and real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for re-election in part because of his ability and willingness to understand our unique challenges, and evaluate and implement our strategies.
Set forth below is each director nominee’s name and age as of the date of this proxy statement and biographical information. Each of our director nominees currently serves on our Board and was initially appointed to our Board on June 22, 2011, with the exception of Mr. Gilbert, who has served as one of our directors since January 22, 2014 when he was appointed our Executive Chairman, and Mr. Flaherty, who has served as one of our directors since November 5, 2014 when he was appointed our Vice Chairman. Other than Mr. Flaherty, each of our director nominees was elected as a director by the stockholders at the 2014 annual meeting of stockholders.
Current Directors Who are Nominees for Re-election

Name	Age
Daniel R. Gilbert	45
James F. Flaherty III	57
Daniel J. Altobello	74
Gregory A. Samay	56
Jack F. Smith, Jr.	63
Daniel R. Gilbert. Daniel R. Gilbert has been the Executive Chairman of our board of directors since January 2014, having previously served as our Chief Executive Officer from August 2012 to January 2014 and as our Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert has also served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of our Sponsor and parent company of our Advisor, since June 2014, and of NorthStar Realty since January 2013. Mr. Gilbert also serves as the Chief Executive Officer and President of NorthStar Real Estate Income Trust, Inc., or NorthStar Income, positions he has held since January 2013 and March 2011, respectively, having previously served as its Chief Investment Officer from its inception in January 2009 through January 2013. Mr. Gilbert also serves as the Chief Executive Officer and President of NorthStar Real Estate Income II, Inc., or NorthStar Income II, a position he has held since its inception in December 2012. He has also served as Chief Executive Officer and President of NorthStar/RXR New York Metro, Inc., or NorthStar/RXR, since March 2014. Previously, Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co., or Merrill Lynch, in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.
Consideration for Recommendation: Our Board believes that Mr. Gilbert’s extensive commercial real estate and capital markets expertise through various market cycles and changing market conditions, combined with his service as Chief Investment and Operating Officer of NorthStar Realty, his position overseeing our Sponsor’s non-traded and alternative products business as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd., as well as his prior experience as our Chief Executive Officer, support his nomination to our Board.
James F. Flaherty III. James F. Flaherty III has been our Vice Chairman since November 2014, having previously served as our Chief Executive Officer and President from January 2014 to November 2014. Prior to joining NorthStar Healthcare, Mr. Flaherty served as Chairman of the board of directors of HCP, Inc. (NYSE: HCP) from May 2005 to October 2013, as Chief Executive Officer from May 2003 to October 2013, and as President and a member of HCP’s board of directors since joining HCP in October 2002 to October 2013. Prior to joining HCP, he served at Merrill Lynch for 19 years in a variety of investment banking, capital markets and private equity functions in New York, London and Los Angeles and was head of Merrill Lynch’s Global Healthcare Group. Mr. Flaherty is a member of the Board of Trustees of the University of Notre Dame and was a member of the Board of Governors of the National Association of Real Estate Investment Trusts from 2004 to 2013. He also previously served on the board of directors of Quest Diagnostics Incorporated. Mr. Flaherty holds a Bachelor of Business Administration in Accounting from University of Notre Dame and a Master of Business Administration in Finance and Strategy from University of California, Los Angeles.
Consideration for Recommendation: Our Board believes that Mr. Flaherty’s understanding of the Company’s business strategy and operations having served as its President and Chief Executive Officer from January 2014 until November 2014, and his prior executive, investment banking and finance experience, particularly as chief executive officer of a leading public healthcare real estate company, support his nomination to our Board.
Daniel J. Altobello.  Daniel J. Altobello has been one of our independent directors and a member of our Audit Committee since June 2011. Since October 2000, Mr. Altobello, as the Chairman of Altobello Family LP, has been a private investor investing in public securities, gas and oil, mutual funds and private equity ventures. From September 1995 until October 2000, Mr. Altobello was the Chairman of Onex Food Services, Inc., or Onex, a subsidiary of private equity investor Onex Corp., where he was responsible for board meetings and special client relations. From December 1989 to September 1995, Mr. Altobello served as Chairman, President and Chief Executive Officer of Caterair International Corporation, an in-flight food service provider that was acquired by Onex in September 1995. From November 1979 to December 1989, he held various managerial positions with the food service management and in-flight catering divisions of Marriott Corporation (NYSE: MAR), including Executive Vice President of Marriott Corporation and President of Marriott Airport Operations Group. Mr. Altobello began his management career at Georgetown University as Vice President of Administration Services. Mr. Altobello is a member of the boards of directors of Arlington Asset Investment Corp. (NYSE: AI), a principal investment firm that invests in mortgage-related and other assets, DiamondRock Hospitality Company (NYSE: DRH), a lodging focused real estate company, Mesa Air Group, Inc., a regional airline and MamaMancini’s Holdings, Inc., a wholesale food manufacturer. Mr. Altobello also served on the advisory board of Hidden Creek Partners until February 2013. Mr. Altobello is a trustee of Loyola Foundation, Inc. Mr. Altobello holds a Bachelor of Arts in English from Georgetown University in Washington, D.C. and Master of Business Administration from Loyola University in Baltimore, Maryland.
Consideration for Recommendation: Our Board believes that Mr. Altobello’s notable business and leadership experience in the area of corporate governance as a result of his tenure on numerous boards of directors support his nomination to our Board.
Gregory A. Samay.  Gregory A. Samay has been one of our independent directors and a member of our Audit Committee since June 2011. Mr. Samay has served as Chief Investment Officer for the Fairfax County Retirement Systems, consisting of three public pension systems with a combined $6 billion of assets since July 2013 (having previously served as an Investment Officer since July 2011). Mr. Samay served as Executive Director and Chief Investment Officer for Arlington County Employees’ Retirement System, a $1.3 billion public pension plan, from August 2005 to September 2010. Mr. Samay served as Assistant Treasurer for YUM! Brands, Inc. (NYSE: YUM), a quick service restaurant company, from 2003 to 2005. From 1998 to 2002, he served as Vice President and Treasurer of Charles E. Smith Residential Realty, Inc., a publicly traded real estate investment trust, or REIT, that merged with Archstone Communities of Denver in 2001 to form Archstone-Smith Trust, a publicly traded REIT until acquired by Tishman Speyer and Lehman Brothers Holdings Inc. in October 2007. Mr. Samay served as Senior Manager, Capital Markets and Investments, for MCI Corporation from 1996 to 1998. From 1987 to 1996, he held various positions, progressing from Senior Financial Advisor—Corporate Treasury to Assistant Treasurer—Corporate Treasury, for COMSAT Corporation, a global telecommunications company. Mr. Samay holds a Bachelor of Science in Engineering from Pennsylvania State University in University Park, Pennsylvania and a Master of Business Administration from the Darden School of Business, University of Virginia in Charlottesville, Virginia.
Consideration for Recommendation: Our Board believes that Mr. Samay’s experience directing investments for a large pension fund and serving in various capacities for public REITs supports his nomination to our Board.
Jack F. Smith, Jr.  Jack F. Smith, Jr. has been one of our independent directors and the chairman and financial expert of our Audit Committee since June 2011. Mr. Smith is also a member of the board of directors and chairman of the audit committee of NorthStar Income, a position he has held since January 2010. Mr. Smith was a partner with Deloitte & Touche LLP, or Deloitte, from June 1984 until August 2009. Subsequent to his retirement in 2009, Mr. Smith has engaged in investing in and management of personal real estate and other assets. During his tenure at Deloitte, he served as the head of the firm’s real estate industry practice for Atlanta, Georgia and the Southeast from June 1996 to June 2007. Mr. Smith began his career as an accountant with Deloitte in 1973, where his responsibilities included audits, due diligence on acquisitions and mergers, business and accounting advice and assistance in problem resolution. During the course of his career, Mr. Smith has served clients of varying sizes in many different industries, including public and private REITs, real estate developers, merchant builders, real estate investment funds, real estate operating companies and hotels. Mr. Smith is a member of the Tennessee Technological University College of Business Foundation, the American Institute of Certified Public Accountants and the Tennessee and Georgia Societies of Certified Public Accountants. Mr. Smith holds a Bachelor of Science in Accounting from Tennessee Technological University in Cookeville, Tennessee and a Master of Business Administration from Emory University in Atlanta, Georgia.
Consideration for Recommendation: Our Board believes that Mr. Smith’s 25 years of experience as a partner with Deloitte and his service as the head of the firm’s real estate industry practice in Atlanta and the Southeast support his nomination to our Board.

Corporate Governance Profile
We are committed to good corporate governance practices and, as such, we have adopted a code of ethics and corporate governance guidelines discussed below.
Code of Ethics
We have adopted a code of ethics for the purpose of promoting honest and ethical conduct of our business, full disclosure in our filings with the SEC, compliance with applicable laws, governmental rules and regulations, prompt internal reporting of violations of, and accountability for adherence to, our code of ethics. Our code of ethics applies to our Chief Executive Officer, Chief Financial Officer, Treasurer and other senior financial officers performing similar functions and our Board, collectively referred to as our covered persons. We intend to maintain high standards of honest and ethical business practices and compliance with all laws and regulations applicable to our business. Among the areas addressed by our code of ethics are conflicts of interest, including improper benefits, outside financial interests, business arrangements with us, outside employment or activities with competitors, charitable, government and other outside business activities, family members working in the industry, corporate opportunities, offering and receiving entertainment, gifts and gratuities, protection and proper use of our assets, maintaining our books and records, internal accounting controls, improper influence on audits, record retention, the protection of our confidential information, trademarks, copyrights and other intellectual property, insider trading, fair dealing and interacting with the government. Our code of ethics is available on our website at www.northstarreit.com/healthcare under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our code of ethics.
Corporate Governance Guidelines
We have adopted corporate governance guidelines to assist our Board in the exercise of its responsibilities. The corporate governance guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession and self-evaluation. A copy of our corporate governance guidelines may be found on our website at www.northstarreit.com/healthcare under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Our Audit Committee
Our Board has a separately designated standing Audit Committee and its primary function is to engage our independent registered public accounting firm and to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.
Our Audit Committee acts under a written charter adopted by our Board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. Under the Audit Committee charter, our Audit Committee will always be comprised solely of independent directors. A copy of the Audit Committee charter is available on our website at www.northstarreit.com/healthcare under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Our Audit Committee held five meetings in 2014. Each director then serving as a member of the Audit Committee attended at least 75% of the aggregate number of meetings of our Audit Committee. Our Board has determined that each member of our Audit Committee is independent within the meaning of the applicable SEC rules. Even though our shares are not listed on the New York Stock Exchange, or the NYSE, our Board has also determined that each independent member of our Board is independent under the NYSE rules. The members of our Audit Committee are Messrs. Altobello, Samay and Smith. Our Board has determined that Mr. Smith, who chairs our Audit Committee, is an “audit committee financial expert,” as that term is defined by the SEC.
The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2014 is presented below under the heading “Audit Committee Report.”

Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.
Director Independence
The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain specified criteria, the board of directors must conclude that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). Although our shares are not listed on the NYSE or any other national securities exchange, our Board has affirmatively determined that all of the members of our Board, except Messrs. Gilbert and Flaherty, are independent under the NYSE rules.
In addition, we have determined that all of the members of our Board, except Messrs. Gilbert and Flaherty, are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. Our charter is available on our website at www.northstarreit.com/healthcare under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Board Leadership Structure; Meetings of Independent Directors
Our Board believes it is important to select our Executive Chairman and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Executive Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals. Our Board currently operates under a leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. Our company’s day-to-day operations are conducted by its officers under the direction of Mr. Jeanneault, our Chief Executive Officer and President. Our Board has selected Mr. Gilbert to serve as our Executive Chairman of the Board based on his service with and knowledge of our company and his significant leadership and real estate experience. Mr. Jeanneault and Mr. Gilbert work together to provide consistent communication and coordination for the Company, which our Board believes will result in effective and efficient implementation of our corporate strategy.
Although Mr. Gilbert is not an independent director, our Board has determined that it is not necessary to appoint a lead independent director. To promote the independence of our Board and appropriate oversight of management, our independent directors meet in executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our independent directors. In 2014, our independent directors met eight times in executive session without management present following Board meetings.
During the year ended December 31, 2014, our Board met on nine occasions. Each director then serving attended at least 75% of the aggregate number of meetings of our Board.
Stockholder Communications with our Board
Our Board has established the following means for stockholders to communicate concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the chairman of our Audit Committee at NorthStar Healthcare Income, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: Secretary. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to our Secretary at the above address. If uncertain as to which category a concern relates, a stockholder may communicate the concern at the address above to any of our independent directors in care of our Secretary. Communications received will be distributed by the Secretary to such member or members of our Board as deemed appropriate by the Secretary, depending on the facts and circumstances outlined in the communication received.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who own more than 10% of shares of our common stock, to furnish us with and to file reports of beneficial ownership of such securities on Forms 3, 4 and 5 with the SEC. Based solely on our review of the copies of such forms we received or written representations from certain reporting persons, we believe that all such filings required to be made during and with respect to the fiscal year ended December 31, 2014 by Section 16(a) of the Exchange Act were timely made, except that Form 4s were filed late in connection with the grants of shares to Messrs. Altobello, Samay and Smith on June 13, 2014 following their re-election to our Board, and a Form 4 was also filed late with respect to a purchase of our shares by Mr. Samay on December 12, 2014.
Director Nomination Procedures
We do not have a standing nominating committee. Our Board has determined that it is appropriate for us not to have a nominating committee because our Board as currently constituted permits all of our independent directors to consider all matters for which a nominating committee would be ordinarily responsible. Each member of our Board participates in the consideration of nominees. Our charter requires that our directors, other than our independent directors, must have at least three years of relevant experience demonstrating the knowledge and experience required to acquire and manage the type of assets acquired by us and that at least one of our independent directors has three years of relevant real estate experience. While we do not have any other minimum qualifications with respect to nominees, our Board considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. Our Board does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, consideration of diversity will continue to be an important factor in identifying and recruiting new directors.
Our Board will also consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our Board, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals and Director Nominations for 2016” below. In evaluating the persons recommended as potential directors, our Board will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws.
Risk Oversight
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day‑to‑day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision‑making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Our executive officers generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters. Our Board’s oversight of risk has not specifically affected its leadership structure.
Director Attendance at Annual Meeting
Our corporate governance guidelines encourage but do not require our directors to attend the annual meeting of stockholders. All directors except Mr. Altobello attended our 2014 annual meeting of stockholders.
EXECUTIVE OFFICERS
Our executive officers are elected annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our executive officers:

Name	Age	Position
Daniel R. Gilbert	45	Executive Chairman
James F. Flaherty III	57	Vice Chairman
Ronald J. Jeanneault	47	Chief Executive Officer and President
Douglas W. Bath	44	Chief Investment Officer
Debra A. Hess	51	Chief Financial Officer and Treasurer
Ronald J. Lieberman	45	Executive Vice President, General Counsel and Secretary

Set forth below is biographical information regarding each of our executive officers, other than Messrs. Gilbert and Flaherty, whose biographical information is provided above under “Current Directors Who are Nominees for Re-election.”
Ronald J. Jeanneault. Ronald J. Jeanneault has been our Chief Executive Officer and President since November 2014. He previously served as our Executive Vice President and Head of Asset Management from March 2012 until November 2014. He also serves as Executive Vice President of our Sponsor, a position he has held since July 2014. Since March 2012, Mr. Jeanneault has also served as Executive Vice President and Head of Asset Management of the subsidiary through which NorthStar Realty has operated its healthcare business. From June 1999 until January 2012, Mr. Jeanneault served in various positions at Sunrise Senior Living, Inc., or Sunrise, an NYSE-listed senior care provider serving nearly 40,000 residents in communities in the United States, Canada and the United Kingdom, including Senior Vice President and Co-Head of Operations, Vice President of Facilities, Capital Planning, Design Division and Development. From July 1994 to June 1999, Mr. Jeanneault was the Director of Residential and Outpatient Programs for the Kennedy Krieger Institute at the Johns Hopkins Medical Institutions. Prior to 1994, Mr. Jeanneault spent four years with a private and for profit post-acute provider of brain injury rehabilitation services as the Vice President of Operations. Mr. Jeanneault received his Bachelor of Arts degree from the University of Massachusetts.
Douglas W. Bath.  Douglas W. Bath has been our Chief Investment Officer since March 2012, and has also served as the Chief Investment Officer - Healthcare of our Sponsor since July 2014. Since March 2012, Mr. Bath has also served as Chief Investment Officer of the subsidiary through which NorthStar Realty has operated its healthcare business. From February 2009 to February 2012, Mr. Bath was Vice President and Group Head, Healthcare Finance for Walker & Dunlop, Inc., an NYSE-traded provider of commercial real estate financial services. Mr. Bath created and led the Senior Housing and Hospital lending division and grew its loan portfolio to $1.3 billion in 2011. From June 2006 to November 2008, Mr. Bath was Senior Vice President with Sunrise, where he oversaw development and recapitalization initiatives and guided asset management activities of Sunrise’s 448 facilities across 76 distinct portfolios and 36 equity investment companies. From April 2005 to June 2006, Mr. Bath was Vice President at JP Morgan Chase & Co., where he led its senior housing initiatives and played a key role in raising and managing a $700 million equity fund. From August 2003 to April 2005, he was Senior Vice President of Sunrise and was responsible for development and recapitalization joint venture transactions. Previously, Mr. Bath served in various capacities in the investment group at Sunrise, where he transitioned from the operations department at Sunrise after beginning his career at Sunrise in 1995. Over the course of his career, Mr. Bath has been involved in over $6.5 billion of senior housing transactions. Mr. Bath holds a Bachelor of Arts from Virginia Polytechnic Institute and State University in Blacksburg, Virginia and a Master of Business Administration from the University of Pittsburgh in Pittsburgh, Pennsylvania.
Debra A. Hess. Debra A. Hess has been our Chief Financial Officer and Treasurer since March 2012. Ms. Hess currently serves as Chief Financial Officer of our Sponsor and NorthStar Realty, positions she has held since January 2014 and July 2011, respectively. Ms. Hess has also served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II and NorthStar/RXR since October 2011, December 2012 and March 2014, respectively. Ms. Hess has significant financial, accounting and compliance experience at public companies. Prior to joining NorthStar Realty, Ms. Hess served as Chief Financial Officer and Compliance Officer of H/2 Capital Partners, where she was employed from August 2008 to June 2011. From March 2003 to July 2008, Ms. Hess was a managing director at Fortress Investment Group, or Fortress, where she also served as Chief Financial Officer of Newcastle Investment Corp., a Fortress portfolio company and an NYSE-listed alternative investment manager. From 1993 to 2003, Ms. Hess served in various positions at Goldman, Sachs & Co., including as Vice President in its Principal Finance Group and as a Manager of Financial Reporting in its Finance Division. Prior to 1993, Ms. Hess was employed by Chemical Banking Corporation in the corporate credit policy group and by Arthur Andersen & Company as a supervisory senior auditor. Ms. Hess holds a Bachelor of Science in Accounting from the University of Connecticut in Storrs, Connecticut and a Master of Business Administration in Finance from New York University’s Stern School of Business in New York, New York.
Ronald J. Lieberman. Ronald J. Lieberman has been our Executive Vice President, General Counsel and Secretary since January 2013, April 2011 and January 2013, respectively. Mr. Lieberman currently serves as Executive Vice President, General Counsel and Secretary of our Sponsor, positions he has held since January 2014. He has also served as NorthStar Realty’s Executive Vice President, General Counsel and Secretary since April 2012, April 2011 and January 2013, respectively. Mr. Lieberman previously served as Assistant Secretary of NorthStar Realty from April 2011 until January 2013. Mr. Lieberman serves as NorthStar Income's Executive Vice President (a position he has held since January 2013), General Counsel and Secretary (positions he has held since October 2011). Mr. Lieberman also serves as NorthStar Income II’s Executive Vice President (a position he has held since March 2013), General Counsel and Secretary (positions he has held since December 2012). Mr. Lieberman further serves as Executive Vice President, General Counsel and Secretary for NorthStar/RXR, positions he has held since March 2014. Mr. Lieberman also currently serves on the Executive Committee of American Healthcare Investors LLC. Prior to joining NorthStar Realty, Mr. Lieberman was a partner in the Real Estate Capital Markets practice at the law firm of Hunton & Williams LLP. Mr. Lieberman practiced at Hunton & Williams from September 2000 until March 2011 where he advised numerous REITs, including mortgage REITs and specialized in capital markets transactions, mergers and acquisitions, securities law compliance, corporate governance and other board advisory matters. Prior to joining Hunton & Williams, Mr. Lieberman was the associate general counsel at Entrade, Inc., during which time Entrade was a public company listed on the NYSE. Mr. Lieberman began his legal career at Skadden, Arps, Slate, Meagher and Flom LLP. Mr. Lieberman holds a Bachelor of Arts, Master of Business Administration and Juris Doctor, each from the University of Michigan in Ann Arbor, Michigan.
EXECUTIVE COMPENSATION
We currently have no employees. Our day-to-day management functions are performed by our Advisor and related affiliates. Our executive officers are all employees of our Sponsor or its affiliates and are utilized by our Advisor to provide management, acquisition, advisory and certain administrative services for us. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to our Advisor and other affiliated companies.
DIRECTOR COMPENSATION
Independent Directors
Pursuant to our Amended and Restated NorthStar Healthcare Income, Inc. Independent Directors Compensation Plan, or the Independent Directors Plan, each of our independent directors was paid an annual director’s fee of $65,000 in 2014. Mr. Smith, who serves as our Audit Committee chairperson, was paid an additional fee of $10,000 in 2014. In addition, each of our independent directors received 2,500 shares of restricted common stock in June 2014, in connection with such independent director’s re-election to our Board. The restricted common stock generally vests quarterly over four years; provided, however, that the restricted common stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a change in our control. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board.
Directors who are our officers, including our Executive Chairman and Vice Chairman, do not receive compensation as directors.
In 2015, our Board retained FTI Consulting, Inc., or FTI, a compensation consulting firm, to complete a competitive analysis of, and to provide a recommendation for, our independent director compensation program. On March 3, 2015, our Board approved a revised NorthStar Healthcare Income, Inc. Independent Directors Compensation Plan for 2015, or the 2015 Independent Directors Compensation Plan. Based on the recommendations of FTI, our Board determined that, effective as of January 1, 2015, each of our independent directors will be paid an annual director’s fee of $85,000 pursuant to our 2015 Independent Directors Plan. The independent director who serves as our Audit Committee chairperson will be paid an additional fee of $15,000 per year.
In addition, based on the recommendations of FTI and pursuant to the 2015 Independent Directors Plan, our Board determined that we will automatically grant to any person who becomes an independent director $65,000 in shares of restricted common stock on the date such independent director is initially appointed or elected to our Board. In addition, on the date following an independent director’s re-election to our Board, he or she will receive $40,000 in shares of restricted common stock. The actual number of shares of restricted stock that we grant is determined by dividing the fixed value by (i) prior to a listing of our shares on a national securities exchange and during an offering, the offering price to the public, (ii) following an offering, the most recently disclosed net asset value, or NAV, or if a NAV has not been disclosed, the most recent offering price or (iii) following a listing on a national securities exchange, the closing price of the shares on the date of grant. The shares of restricted common stock will generally vest quarterly over two years; provided, however, that the restricted common stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a change in our control. We reserve the right to modify the nature of the equity grant to our directors from restricted common stock to other forms of stock-based incentive awards, such as units in our operating partnership structured as profit interests, as well as the vesting schedule.

Director Compensation for 2014
The following table provides information concerning the compensation of our independent directors for 2014.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Daniel J. Altobello	$65,000	$25,000	$90,000
Gregory A. Samay	65,000	25,000	90,000
Jack F. Smith, Jr.	75,000	25,000	100,000
Total	$205,000	$75,000	$280,000
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(1)
Amounts include annual cash retainers. Fees paid to directors are currently incurred by our Advisor on our behalf and are classified as operating costs to the extent permitted by the 2%/25% Guidelines (as defined herein). See “Certain Relationships and Related Transactions.”

(2)	The compensation associated with the restricted common stock issued to the directors was based on a price of $10.00 per share.
In addition, we reimbursed all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board in 2014.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 2, 2015, the total number and the percentage of shares of our common stock beneficially owned by:

•	each of our directors and each nominee for director;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.
The following table also sets forth how many shares of our common stock are beneficially owned by each person known to us to be a beneficial owner of more than 5% of the outstanding shares of our common stock. As of April 2, 2015, there were no beneficial owners of more than 5% of our outstanding common stock. The percentages of common stock beneficially owned are based on 112,354,245 shares of our common stock outstanding as of April 2, 2015.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number(1)	Percentage(1)
Directors and Executive Officers(2):
Daniel R. Gilbert	—	—
James F. Flaherty III	—	—
Daniel J. Altobello (3)	10,000	*
Gregory A. Samay (3)	13,000	*
Jack F. Smith, Jr. (3)	10,000	*
Ronald J. Jeanneault	—	—
Douglas W. Bath	—	—
Debra A. Hess	—	—
Ronald J. Lieberman	—	—
All directors and executive officers as a group (9 persons)	33,000	*
________________________

*	Less than one percent.

(1)
Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares: (i) “voting power,” which includes the power to vote or to direct the voting of such security; or (ii) “investment power,” which includes the power to dispose of or direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.

(2)	The address of each of the directors and executive officers is 399 Park Avenue, 18th Floor, New York, New York 10022.

(3)	Includes 6,584 unvested shares of restricted common stock held by each director.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides summary information on the securities issuable under our equity compensation plans as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Stockholders (1)	—	—	1,970,000
Equity Compensation Plans Not Approved by Stockholders	N/A	N/A	N/A
Total	—	—	1,970,000
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(1)
We have adopted two equity compensation plans: Amended and Restated NorthStar Healthcare Income, Inc. Long-Term Incentive Plan, or the Long-Term Incentive Plan, and the Independent Directors Plan, which operates as a sub-plan of the Long Term Incentive Plan. The maximum number of shares allowed to be issued under the Long-Term Incentive Plan (including the Independent Directors Plan), excluding the initial grant to the independent directors, is 5% of the outstanding shares of our common stock on the date of the grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following section describes all transactions and currently proposed transactions between us and any related person since January 1, 2013 and such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.
Real Estate Investments Acquired From Our Sponsor
In April 2013, we entered into a participation agreement with NorthStar Realty, our former sponsor, to acquire an $11.3 million first mortgage loan at cost, all of which was acquired in 2013. The purchase was approved by our Board, including all of its independent directors.
On October 29, 2013, we, through our operating partnership, acquired from NorthStar Realty, our former sponsor, a 70-unit assisted living and memory care facility located in Leawood, Kansas and a 48-unit assisted living and memory care facility located in Spring Hill, Kansas for an aggregate total cost of $15.0 million.
On October 31, 2013, we, through our operating partnership, acquired from NorthStar Realty, our former sponsor, a 48-unit memory care facility located in Clinton, Connecticut for a total cost of $11.0 million.
In May 2014, we, through a general partnership with NorthStar Realty, acquired a 5.6% equity interest in a $1.1 billion healthcare real estate portfolio and contributed $23.4 million of cash for our interest in the investment.
In December 2014, we, through a general partnership with NorthStar Realty, acquired an equity interest in the portfolio of Griffin-American Healthcare REIT II, Inc., or Griffin-American, which consists of medical office buildings, senior housing and other healthcare-related facilities valued at $4 billion. We acquired an equity interest of 14.3% for $187.2 million in cash including our pro rata share of transaction costs.
In connection with the acquisition of the Griffin-American portfolio by NorthStar Realty and us, our Sponsor acquired an approximately 45% ownership interest in American Healthcare Investors LLC, or AHI, and Mr. Flaherty, a strategic partner of our Sponsor and our Vice Chairman, acquired an approximately 8% ownership interest in AHI. AHI is a healthcare-focused real estate investment management firm that co-sponsored and advised Griffin-American until Griffin-American was acquired by us and NorthStar Realty. In connection with our Sponsor’s acquisition of an interest in AHI, AHI provides certain management and related services, including property management, to our Advisor, NorthStar Realty and us. Initially, AHI provides such services to us only with respect to our interest in the Griffin-American portfolio and, following completion of our offering and full investment of the proceeds, AHI may provide such services to a larger subset or all of our assets. Consequently, AHI will assist our Advisor in managing the Griffin-American portfolio and other current and future healthcare assets owned by us and NorthStar Realty.
Each of these transactions was approved by our Board, including all of its independent directors, consistent with our conflicts of interest policy, and the total cost was funded with proceeds from our offering.
Ownership Interests
Pursuant to the limited partnership agreement of our operating partnership, NorthStar Healthcare Income OP Holdings, LLC, an affiliate of our Advisor, or the Special Unit Holder, holds a subordinated participation interest entitling it to receive distributions equal to 15% of our net cash flows, whether from continuing operations, the repayment of loans, the disposition of assets or otherwise, but only after our stockholders have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.75% cumulative, non-compounded annual pre-tax return on such invested capital. Through our Sponsor’s joint venture with Mr. Flaherty, our Vice Chairman, Mr. Flaherty is entitled to receive one-third of the distributions received by the Special Unit Holder. In addition, the Special Unit Holder is entitled to a separate payment if it redeems its special units. The special units may be redeemed upon: (i) the listing of our common stock on a national securities exchange; or (ii) the occurrence of certain events that result in the termination or non‑renewal of our advisory agreement, in each case for an amount that the Special Unit Holder would have been entitled to receive had our operating partnership disposed of all of its assets at the enterprise valuation as of the date of the event triggering the redemption. If the event triggering the redemption is: (i) a listing of our shares on a national securities exchange, the enterprise valuation will be calculated based on the average share price of our shares for a specified period; or (ii) an underwritten public offering, the enterprise value will be based on the valuation of the shares as determined by the initial public offering price in such offering. If the triggering event is the termination or non-renewal of the advisory agreement other than for cause, the enterprise valuation will be calculated based on an appraisal of our assets.
To date, we have not paid any distributions to the Special Unit Holder pursuant to its subordinated participation interest.
Pursuant to a distribution support agreement, NorthStar Realty committed to purchase up to an aggregate of $10.0 million in shares of our common stock (including any contributions made by NorthStar Realty to us to satisfy the minimum offering requirement) in certain circumstances in order to provide, among other matters, additional cash to pay distributions, if necessary. On February 11, 2013, an affiliate of NorthStar Realty purchased 222,223 shares of our common stock for $2.0 million at $9.00 per share (reflecting that no selling commissions or dealer manager fees were paid) to satisfy our minimum offering requirement. We used the proceeds from such sale to make a capital contribution to our operating partnership. As of December 31, 2014, including the purchase of shares to satisfy the minimum offering requirement, NorthStar Realty purchased 303,248 shares of our common stock for $2.7 million and 807,863 shares for $7.3 million under such commitment.
Advisor
In connection with the completion of NorthStar Realty’s spin-off of its asset management business into our Sponsor, we entered into a new advisory agreement with our Advisor, an affiliate of our Sponsor, on terms substantially similar to those set forth in the prior advisory agreement and terminated the advisory agreement with our prior advisor on June 30, 2014. For periods prior to June 30, 2014, the information below regarding fees and reimbursements incurred and accrued but not yet paid relates to our prior advisor.
Our Advisor provides management, acquisition, advisory and certain administrative services for us, subject to oversight by our Board. Our Advisor is an indirect subsidiary of our Sponsor. All of our officers are officers of our Sponsor or its affiliates.
We pay our Advisor the following pursuant to the advisory agreement:

•
Our Advisor, or its affiliates, receives a monthly asset management fee equal to one-twelfth of 1.0% of the sum of the amount funded or allocated for investments, including expenses and any financing attributable to such investments, less any principal received on debt and securities investments (or our proportionate share thereof in the case of an investment made through a joint venture). For the years ended December 31, 2014 and 2013, we incurred $3.4 million and $0.1 million, respectively, and paid $3.4 million and $63,005, respectively, of asset management fees to our Advisor.

•
Our Advisor, or its affiliates, also receives an acquisition fee equal to 1.0% of the amount funded or allocated by us to originate or acquire investments, including acquisition expenses and any financing attributable to such investments (or our proportionate share thereof in the case of an investment made through a joint venture) except with respect to real estate property and 2.25% of each real estate property acquired by us, including acquisition expenses and any financing attributable to an equity investment (or our proportionate share thereof in the case of an equity investment made through a joint venture). For the years ended December 31, 2014 and 2013, we incurred $21.2 million and $1.3 million, respectively, and paid $21.5 million and $0.8 million, respectively, of acquisition fees to our Advisor. Our Advisor may determine to defer these fees or seek reimbursement, subject to compliance with applicable policies.

•
For substantial assistance in connection with the sale of investments and based on the services provided, our Advisor, or its affiliates, receives a disposition fee equal to 1.0% of the contract sales price of each debt investment sold and 2.0% of the contract sales price of each property sold. We do not pay a disposition fee upon the maturity, prepayment, workout, modification or extension of a debt investment unless there is a corresponding fee paid by our borrower, in which case the disposition fee is the lesser of: (i) 1.0% of the principal amount of the debt investment prior to such transaction; or (ii) the amount of the fee paid by our borrower in connection with such transaction. If we take ownership of a property as a result of a workout or foreclosure of a debt investment, we will pay a disposition fee upon the sale of such property. As of December 31, 2014, our Advisor had not incurred any disposition fees.

•
Our Advisor or its affiliates are entitled to receive reimbursement for direct and indirect operating costs incurred by our Advisor in connection with administrative services provided to us. Indirect operating costs include our allocable share of costs incurred by our Advisor for personnel and other overhead such as rent, technology and utilities. However, there is no reimbursement for personnel costs related to (1) our executive officers and (2) with respect to other personnel, to the extent allocable to activities performed by such personnel for which our Advisor receives an acquisition fee or disposition fee. We reimburse our Advisor quarterly for operating costs (including the asset management fee), subject to a limitation that operating costs for the four preceding fiscal quarters not exceed the greater of: (i) 2.0% of our average invested assets; or (ii) 25.0% of our net income determined without reduction for any additions to reserves for depreciation, loan losses or other similar non-cash reserves and excluding any gain from the sale of assets for that period, or the 2%/25% Guidelines. Notwithstanding the above, we may reimburse our Advisor for expenses in excess of this limitation if a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. We calculate the expense reimbursement quarterly based upon the trailing 12-month period. As a result, for the years ended December 31, 2014 and 2013, we incurred $3.8 million and $0.2 million, respectively, of allocable operating costs and we paid $3.9 million and $24,675, respectively, in operating costs to our Advisor. In addition, as of December 31, 2014, our Advisor incurred $8.9 million in operating costs on our behalf that is still allocable.

•
Our Advisor, or its affiliates, is entitled to receive reimbursement for organization and offering costs paid on behalf of us in connection with our offering. We are obligated to reimburse our Advisor, or its affiliates, as applicable, for organization and offering costs to the extent the aggregate of selling commissions, dealer manager fees and other organization and offering costs do not exceed 15.0% of gross proceeds from our primary offering. Our Advisor does not expect reimbursable organization and offering costs, excluding selling commissions and dealer manager fees, to exceed $15.0 million, or 1.5% of the total proceeds available to be raised from our offering. We shall not reimburse our Advisor for any organization and offering expenses that the independent directors determine are not fair and commercially reasonable to us. As of December 31, 2014 and 2013, we incurred $4.8 million and $1.6 million, respectively, of allocable organization and offering costs. In addition, as of December 31, 2014 and 2013, our Advisor incurred $0.5 million and $1.8 million, respectively, in organization and offering costs on our behalf that are still allocable. For the years ended December 31, 2014 and 2013, we reimbursed $4.7 million and $1.3 million, respectively, of organization and offering costs to our Advisor.

•
We reimburse our Advisor for actual costs incurred in connection with the selection, origination or acquisition of an investment, whether or not we ultimately originate or acquire the investment. For the years ended December 31, 2014 and 2013, we paid $0.5 million and $0, respectively, of reimbursable acquisition expenses.

Subject to the terms and conditions of the advisory agreement, we also agreed to indemnify our Advisor and its affiliates against losses it incurs in connection with its obligations under the advisory agreement.
Dealer Manager
NorthStar Realty Securities, LLC, or our Dealer Manager, an indirect subsidiary of our Sponsor, is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, Inc. Pursuant to the dealer manager agreement with our Dealer Manager, we pay our Dealer Manager selling commissions of up to 7.0% of gross proceeds from our primary offering, all of which are reallowed to participating broker-dealers. In addition, we pay our Dealer Manager a dealer manager fee of up to 3.0% of gross proceeds from our primary offering, a portion of which is reallowed to participating broker-dealers. No selling commissions or dealer manager fees are paid for sales pursuant to our distribution reinvestment plan. For the years ended December 31, 2014 and 2013, we incurred and paid $58.0 million and $7.4 million, respectively, of selling commissions and $25.6 million and $3.2 million, respectively, of dealer manager fees.
Policies Governing Related Person Transactions
In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our Sponsor, our Advisor, our directors or their respective affiliates. The types of transactions covered by these policies include the compensation paid to our Advisor, decisions to renew our advisory agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our Sponsor, our Advisor or any of our directors have an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants and repurchases of shares. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.
In addition to the provisions in our charter restricting related party transactions, our Board has adopted the following conflicts of interest policy prohibiting us from entering into certain types of transactions with our directors, our Advisor, our Sponsor or any of their affiliates in order to further reduce the potential for conflicts inherent in transactions with affiliates. Pursuant to this policy, as required by our charter, we will not purchase investments from our Sponsor or its affiliates without a determination by a majority of our Board, including a majority of our independent directors not otherwise interested in the transaction, that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the investment to our Sponsor or its affiliate or, if the price to us is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable; provided that in no event shall the cost of such investment to us exceed its current appraised value. In addition, pursuant to our conflicts of interest policy, we will not borrow money from our directors, our Sponsor, our Advisor or any of their affiliates unless a majority of our Board (including a majority of the independent directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable and no less favorable to us than loans between unaffiliated parties under the same circumstances. We will not amend these policies unless a majority of our Board (including a majority of our independent directors) approves the amendment following a determination that the amendment is in the best interests of our stockholders.

AUDIT COMMITTEE REPORT
The following is a report of the Audit Committee of the Board of Directors, or the Board, of NorthStar Healthcare Income, Inc., or the Company. Each of the three Audit Committee members is independent as such term is defined under the New York Stock Exchange listing standards and applicable Securities and Exchange Commission, or SEC, regulations.
The primary purpose of the Audit Committee is to assist the Board with the oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance, (3) the independence and qualifications of the Company’s independent auditors, (4) the performance of the Company’s internal audit function and its independent auditors, and (5) the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written charter which more fully describes the Audit Committee’s function. A copy of the charter is available under the corporate governance section of the Company’s website.
In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended December 31, 2014. The Audit Committee discussed with Grant Thornton LLP, or Grant Thornton, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee also discussed with Grant Thornton its independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.
This report of the Audit Committee does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.
Audit Committee:
Jack F. Smith, Jr., Chairman
Daniel J. Altobello
Gregory A. Samay
INDEPENDENT ACCOUNTANTS
Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees for professional services rendered for us by Grant Thornton for the years ended December 31, 2014 and 2013 were as follows:

	Years Ended December 31,
Type of Fee	2014	2013
Audit	$367,250	$126,050
Audit‑related (1)	310,800	—
Tax	—	—
Other	—	—
Total	$678,050	$126,050
________________________

(1)	Includes audit fees paid by our Advisor on our behalf and fees for the audits performed by Grant Thornton required under SEC Rule 3-05.
Fees for audit services for the years ended December 31, 2014 and 2013 include fees associated with the annual audits for such years, including the quarterly review of our Quarterly Reports on Form 10-Q for each of the three-month periods ended March 31, June 30 and September 30, 2014 and 2013, the examination of our Annual Report on Form 10-K for the fiscal years ended December 31, 2014 and 2013 and for other attest services, including issuance of consents and review of our post-effective amendments to our Registration Statement on Form S-11 and other documents filed by us with the SEC. Fees for audit services are currently incurred by our Advisor on our behalf and are classified as offering and operating costs. See “Certain Relationships and Related Transactions.”

Audit Committee Pre-Approval Policy
In accordance with applicable laws and regulations, our Audit Committee reviews and pre-approves any audit and non-audit services to be performed by Grant Thornton to ensure that the work does not compromise its independence in performing audit services. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. Our Audit Committee annually reviews and pre-approves all audit, audit‑related, tax and all other services that are performed by our independent registered public accounting firm. Our Audit Committee approved all of the services listed in the table above. In some cases our Audit Committee pre-approves the provision of a particular category or group of services for up to a year, subject to a specified budget. Our Audit Committee has also authorized the Chairman of our Audit Committee to pre-approve permissible services and related fees and the Chairman must report such pre-approval to the full Audit Committee at its next scheduled meeting.

PROPOSAL NO. 1:
ELECTION OF BOARD OF DIRECTORS
Our Board has recommended that Messrs. Daniel R. Gilbert, James F. Flaherty III, Daniel J. Altobello, Gregory A. Samay and Jack F. Smith, Jr. be elected to serve on our Board, each until the annual meeting of stockholders for 2016 and until his successor is duly elected and qualified. For certain information regarding each nominee, see “Board of Directors” above.
Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of our voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board, unless our Board determines to reduce the number of directors in accordance with our charter and bylaws, as then in effect.
Election of the director nominees named in this proposal requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. A vote “withheld” from a director nominee or a broker non-vote, if any, will have the same effect as a vote against the nominee. Stockholders may not cumulate votes in the election of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2015. A representative of Grant Thornton is expected to be present at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.
Stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.
If this selection is not ratified by our stockholders, our Audit Committee may, but is not obligated to, reconsider its recommendation. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION
OF THE APPOINTMENT OF GRANT THORNTON
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2015.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2016
Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2016 annual meeting of stockholders if they are received by us on or before January 1, 2016. Stockholder proposals must be directed to the Secretary, NorthStar Healthcare Income, Inc., at 399 Park Avenue, 18th Floor, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our current bylaws. In order for a proposal to be “timely” under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 p.m., local time, on January 1, 2016 and not earlier than December 2, 2015; provided, however, in the event that the date of the 2016 annual meeting of stockholders is advanced or delayed by more than 30 days from June 25, 2016, a proposal by a stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., local time, on the later of: (i) the 120th day prior to the date of such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.
INCORPORATION BY REFERENCE
This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

OTHER MATTERS
Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

By Order of the Board of Directors,
/s/ RONALD J. LIEBERMAN Ronald J. Lieberman Executive Vice President, General Counsel and Secretary
April 28, 2015
New York, New York

APPENDIX A
FORM OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2015

NorthStar HEALTHCARE INCOME

P.O. BOX 55909
BOSTON, MA 02205-5509

Your Proxy Vote is Important

VOTE BY INTERNET

Please go to the electronic voting site at www.2voteproxy.com/ns3. Follow the on-line instructions. If you vote by Internet, you do not have to return your paper ballot.

VOTE BY TELEPHONE

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot.

VOTE BY MAIL

Please complete, sign and date this form. Fold ballot in the enclosed postage paid return envelope.

Proxy Tabulator
PO Box 55909
Boston MA 02205-9100

IF VOTING BY MAIL

Remember to **sign** and **date** the form below.

Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.

NORTHSTAR HEALTHCARE INCOME, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 25, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PLEASE VOTE AS SOON AS POSSIBLE

The undersigned stockholder of NorthStar Healthcare Income, Inc., a Maryland corporation (the "Company"), hereby appoints Daniel R. Gilbert, Ronald J. Jeanneault and Ronald J. Lieberman, and each of them, as proxies for the undersigned, each with the full power of substitution, and hereby authorizes them to attend the Annual Meeting of Stockholders of the Company to be held on June 25, 2015 at 9:00 a.m., local time, at 399 Park Avenue, 18th Floor, New York, New York 10022, and any postponements or adjournments thereof, to cast on behalf of the undersigned, all of the votes that the undersigned is entitled to cast at such meeting, to otherwise represent the undersigned at the meeting and to exercise all of the powers that the undersigned would have if personally present at such meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be cast "FOR ALL" of the director nominees in Proposal 1 and "FOR" the ratification of the appointment of Grant Thornton LLP in Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of NorthStar Healthcare Income, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of each of which are incorporated herein by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

Important Notice Regarding the Availability of Proxy Materials for the NorthStar Healthcare Income, Inc. Annual Meeting of Stockholders to be held on June 25, 2015.

The Annual Report, Notice of Annual Meeting, Proxy Statement and Proxy Card for this meeting are available at: www.2voteproxy.com/ns3.

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APPENDIX A
FORM OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" THE DIRECTOR NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP IN PROPOSAL 2. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS.

Please mark box as shown in this example. X

1. Election of Directors

(1) Daniel R. Gilbert (2) James F. Flaherty III

(3) Daniel J. Altobello (4) Gregory A. Samay

(5) Jack. F. Smith, Jr.

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

* To **withhold authority** to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below.

2. Ratification of

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Other Matters

To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any postponement or adjournment thereof in the discretion of the proxy holder.

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a company or partnership, please sign full company or partnership name by a duly authorized officer or partner, giving full title as such.

Signature ____________________

Signature ____________________

Date ____________________

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